AtheroNova

OTCBB: AHRO

www.AtheroNova.com

Safe Harbor Statement

Except for historical information contained herein, the statements in this presentation are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently unreliable and actual results may differ materially. Examples of forward looking statements in this presentation include statements regarding completion of AtheroNova's restructuring, commencement of the second animal trial and the development of applications for AtheroNova's compounds. Factors which could cause actual results to differ materially from these forward-looking statements include such factors as significant fluctuations in expenses associated with clinical trials, failure to secure additional financing, the inability to complete regulatory filings with the Food and Drug Administration, the introduction of competing products, or management's ability to attract and maintain qualified personnel necessary for the development and commercialization of its planned products, and other information that may be detailed from time to time in AtheroNova's filings with the United States Securities and Exchange Commission. AtheroNova undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Atherosclerosis

Healthy Plaque-Free Artery


Atherosclerosis a condition in which plaque builds up on the inner lining of arteries.
Adventitia
Media
Intima
The plaque is formed from cholesterol, fat, calcium, and other substances in the blood.

90% of adult Americans have 10% or greater blockage

83 M Americans (1 in 3) have cardiovascular disease

Fatty Streak Develops


A fatty streak develops inside the Intima.

Market Opportunity

Addressing a Critical Unmet Medical Need

Current standard of care (statins) is ineffective at reducing plaque

Drug eluting stents, catheterization and balloon angioplasty do not reduce plaque volume

Lipid modulation and regression and stabilization of plaque will become the new gold standard in the treatment and prevention of cardiovascular disease and AtheroNova is positioned to lead the way

$41+ Billion Annual Drug Costs

260 million lipid-regulating drug prescriptions dispensed in 2011

US Diseases and Prevalence

Cardiovascular Disease
83 million patients

Stroke
7 million patients

Peripheral Artery Disease
8 million patients (33% are diabetics)

Dementia and Alzheimer's
6 million patients

Erectile Dysfunction
18 million patients



AtheroNova

Source: IMS Health, American Heart Association

OTCBB: AHRO
www.AtheroNova.com

AtheroNova and AHRO-001

Discovery and modeling of existing disease state

- Primary Biliary Cirrhosis

In vitro experiments



In Vitro Experiments

Aortic Plaque Regression In Vitro

BEFORE


Before
1 inch

AFTER 4 HOURS



AFTER 36 HOURS


After 36 hours

Filiberto Zadini, M.D.
Giorgio Zadini, M.D.

In Vitro Experiments

Aortic Plaque Regression In Vitro



Filiberto Zadini, M.D.
Giorgio Zadini, M.D.

AtheroNova and AHRO-001

Validation of Hypothesis:

Cleveland Clinic

CEDARS-SINAI

DAVID GEFFEN SCHOOL OF MEDICINE UCLA



AtheroNova and AHRO-001

AHRO-001 Pre-Clinical Mechanism of Action Study

University of California – Los Angeles
Jake Lusis, PhD
The David Geffen School of Medicine at UCLA

High fat diet in LDLR knockout mice

- Control Group
- AHRO-001



UCLA – Study Results

The study group receiving AHRO-001
had 95% less innominate arterial plaque
compared to the control group.


70000
60000
50000
40000
30000
20000
10000
0
Plaque Area (uM^2/section)
N=11
N=13
*
Control
AHRO-001

*P<0.01:Comparison to 15 wk chow fed mice following an 8 wk high fat diet

UCLA – Study Results

Arterial Stain Results

AHRO-001



Control Group



Plaque Stained RED

UCLA – Study Results

Blood Chemistry Test Panel

Diet	AST	ALT	Dir. Bili	T. Bili	BUN	CK	LDH	GGT	ALP	CREAT	TPROT
Control	150	48	1	1	19	155	249	30	102	0.3	6
AHRO-001	67*	27	0.3*	0.4*	24	72	150*	6*	114	0.2	6

*:P<0.05

Indicating normal liver and kidney functions.

UCLA – Study Results

Average Lipid Levels

Diet	n	Triglycerides	Total Cholesterol	HDL Cholesterol	LDL Cholesterol	Unesterified Cholesterol	Free Fatty Acids	Glucose
Control	8	176	680	70	610	169	59	165
AHRO-001	8	157	389*	90	300*	95*	59	121

*:P<0.05

Data indicates a well pronounced hypolipidemic response due to AHRO-001 treatment.

Comparative Mechanisms of Actions

AtheroNova is Positioned to Lead the Way

	AHRO-001	Statins	CETP Inhibitors	Ezetimibe (Zetia)	Niaspan
Emulsification of plaque	✓	-	-	-	-
Upregulate ABCA1/ABCG1 gene expression	✓	-	-	-	-
Decrease cholesterol absorption	✓	-	-	✓	-
Potential plaque reversibility	✓	✓*	-	-	-
Decrease plasma LDL cholesterol levels	✓	✓	✓	✓	✓
Increases efficiency of HDL	✓	-	✓	-	-
Stimulate reverse cholesterol transport	✓	-	✓	✓	-
Atheroprotective effect	✓	✓	-	✓	✓

AtheroNova

*minimal efficacy at max dosage

Safety

Excellent Safety and Tolerability Data

- AtheroNova compounds show no morbidity or mortality in pre-clinical studies
- Ongoing pre-clinical studies are promising
- Well tolerated at high doses
- Other compounds in this family have been shown to be well tolerated in humans

Completed Academic Research

HDL functions (cholesterol efflux, anti-oxidative property), HDL protein composition, plasma lipid and lipoprotein analysis, liver gene expression analysis, and VLDL-TG secretion analysis

Jake Lusis, PhD
Diana Shih, PhD
The David Geffen School of Medicine at UCLA

Effect of AHRO-001 on atherosclerosis in Hypercholesterolemic apoE (-/-) mice

PK Shah, MD
Kuang-Yuh Chyu, MD
Cedars-Sinai Heart Institute's Division of Cardiology and Oppenheimer Atherosclerosis Research Center

Current Academic Research

The effects of AHRO-003 supplementation on atherosclerotic lesion development in mice

Jake Lusis, PhD
Diana Shih, PhD
The David Geffen School of Medicine at UCLA



Licensing & Development

AtheroNova and Maxwell Biotech Group's subsidiary, CardioNova, have entered into an agreement for up to $4.1 million equity investment in exchange for funding clinical Phase I and Phase II Studies

CardioNova receives a commercialization license for the following territory:

Russian Federation, Belarus, Ukraine, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, Moldova, Azerbaijan and Armenia

MAXWELL Biotech Group

AtheroNova

Clinical Phase I Study

OCT

A prospective, randomized, placebo controlled double-blind study of single and multiple ascending doses of orally administered AHRO-001 to assess the safety, tolerability & pharmacokinetics, with & without the concomitant administration of atorvastatin, in volunteers with mild to moderate hypercholesterolemia.

Study Objectives:

Primary: To assess the safety, tolerability and pharmacokinetics of single dose AHRO-001, followed by multiple doses of orally administered AHRO-001.

Secondary: To assess the safety, tolerability and pharmacokinetics of any drug-drug interaction between AHRO-001 and concomitantly administered atorvastatin.

Exploratory: To assess any observed pharmacokinetic/pharmacodynamic relationships.

Clinical Phase II Study

OCT

A prospective, randomized, placebo controlled, double blind, multicenter study to evaluate the safety and efficacy of orally administered AHRO-001 in hypercholesterolemic subjects failing to reach their low density lipoprotein cholesterol treatment target on statins alone.

Primary Study Objectives:

(a) to assess the safety of orally administered AHRO-001 on the basis of tolerability, symptoms, physical examination, clinical laboratory tests including chemistries, complete blood count, urinalyses, and electrocardiogram

(b) the efficacy of orally administered AHR-001 in lowering plasma low density lipoprotein cholesterol levels compared to placebo

.

Product Development - CMC

API Manufacturing – Drug Substance

1kg and 10kg batches received for Russian /US non-GLP/GLP toxicology and formulation development

80kg cGMP API for Phase I and II studies – delivered

Formulation Development – Drug Product

Excipient compatibility completed / stability in progress

Enteric coated tablet formulation development completed

Clinical supply delivery on schedule

FRONTAGE moving your compound forward

Toxicology

Studies in Russia completed

Studies in US in progress

Intellectual Property

USPTO issues patent 8,304,383 in November 2012

Dissolution of Arterial Plaque
Using Hyodeoxycholic Acid

Intellectual Property

McDermott Will & Emery LLP

AtheroNova has filed patents in 9 product families since inception

Multiple applications directed to treating atherosclerosis with various methods of administration and compounds

Additional patents pending, including applications for obesity, lipomas and adiposities

Management

Thomas Gardner
Chairman & CEO

Mark Selawski
Chief Financial Officer

Mark Wedel, MD, FACP
SVP Clinical Affairs & CMO

Balbir Brar, PhD, DVM
SVP Drug Development

Joan E. Shaw, MT (ASCP), SCC
Sr. Director of Clinical Operations

Mark Carvlin, PhD
Regulatory Consultant

AtheroNova

Scientific Advisory Board

Stephen Nicholls, MBBS, PhD
Professor of Cardiology / SAHMRI Heart Foundation Heart Disease Theme Leader
South Australian Health & Medical Research Institute
Advisor to the Cleveland Clinic

Ephraim Sehayek, MD
Assistant Staff - Genomic Medicine Institute, Lerner Research Institute,
Cleveland Clinic

Ben McFarland, PhD
Associate Professor - Department of Chemistry & Biochemistry, Seattle Pacific University

John Nachazel, MD
Anatomic & Clinical Pathologist, California Hospital Medical Center

Jian-Hua Qiao, MD
Anatomic & Clinical Pathologist, California Hospital Medical Center

Timeline Moving Forward

Major Milestones

Q4 2011
Regulatory
Pre-IND Meeting with FDA Successfully Completed

Q2 2012
Clinical
Initiate Toxicology Studies

Q2 2013
Clinical
Initiate Phase I Clinical Study

Q3 2013
Clinical
Completion of Phase I Clinical Study
FDA Meeting Pre Phase II

Q4 2013
Clinical
Initiate Phase II Clinical Study
US IND Filing

Q2 2014
Clinical
Completion of Phase II Clinical Study
Top line data

Q3 2014
Clinical
FDA Meeting Pre Phase III

Near Term Value Triggers

Phase I Clinical Study Initiation	Q2 2013
Phase I Top Line Data	Q3 2013
Phase II Clinical Study Initiation	Q4 2013
Submission of IND to US FDA	Q4 2013

Drug Pathway

Traditional LDL-C Lowering
Development Pathway
001/201

Added Value
202
Reduction of Soft
Vulnerable Plaque



Label Directed
Primary Endpoints
Phase II
Surrogate
Endpoints

Summary

Lipid modulation and regression and stabilization of plaque with our novel compounds will be the new gold standard in a $41+ Billion market

Current standard of care (statins) is ineffective at reducing plaque

Near term value points

Development partnership in place for Phase I and II clinical studies

Clear development/commercialization pathway

OTCBB: AHRO

www.AtheroNova.com